UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2021

VIASAT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of Principal Executive Offices, Including Zip Code)

(760) 476-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Viasat, Inc. (“Viasat”) held on September 2, 2021 (the “Annual Meeting”), Viasat’s stockholders approved the amendment and restatement of the 1996 Equity Participation Plan of Viasat, Inc. (as amended and restated, the “Restated Equity Plan”). The Restated Equity Plan was previously approved by the Board of Directors of Viasat (the “Board”), and implemented the following changes: (1) an increase in the number of shares of common stock available for issuance under the plan by 3,290,000 shares to a total of 41,315,000 shares; and (2) an extension of the period during which incentive stock options may be granted from 2030 to 2031. The Restated Equity Plan became effective upon stockholder approval at the Annual Meeting.

The preceding description of the Restated Equity Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Equity Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Also at the Annual Meeting, Viasat’s stockholders approved the amendment and restatement of the Viasat, Inc. Employee Stock Purchase Plan (as amended and restated, the “Restated Purchase Plan”). The Restated Purchase Plan was previously approved by the Board, and increased the maximum number of shares of common stock that may be issued under the plan by 2,500,000 shares to a total of 6,950,000 shares. The Restated Purchase Plan became effective upon stockholder approval at the Annual Meeting.

The preceding description of the Restated Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Purchase Plan, which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Viasat’s stockholders voted on the following five proposals and cast their votes as follows:

Proposal 1: To elect Robert Johnson, John Stenbit and Theresa Wise to serve as Class I Directors.

Nominee	For	Withheld	Broker Non-Votes
Robert Johnson	54,882,910	2,725,676	7,217,479
John Stenbit	50,800,917	6,807,669	7,217,479
Theresa Wise	56,488,697	1,119,889	7,217,479

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as Viasat’s independent registered public accounting firm for the fiscal year ending March 31, 2022.

For	Against	Abstentions	Broker Non-Votes
64,353,034	366,735	106,296	0

Proposal 3: To conduct an advisory vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
48,246,425	9,286,048	76,113	7,217,479

Proposal 4: To approve an amendment and restatement of the 1996 Equity Participation Plan.

For	Against	Abstentions	Broker Non-Votes
51,594,328	5,968,144	46,114	7,217,479

Proposal 5: To approve an amendment and restatement of the Employee Stock Purchase Plan.

For	Against	Abstentions	Broker Non-Votes
57,102,475	479,369	26,742	7,217,479

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit

10.1	1996 Equity Participation Plan of Viasat, Inc. (As Amended and Restated Effective September 2, 2021)

10.2	Viasat, Inc. Employee Stock Purchase Plan (As Amended and Restated Effective September 2, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2021	Viasat, Inc.

	By:	/s/ Brett Church
Brett Church
Associate General Counsel